BIRNER DENTAL MANAGEMENT SERVICES, INC.                             EXHIBIT 99.1
3801 East Florida Avenue, Suite 508
Denver, Colorado 80210
303-691-0680

FOR IMMEDIATE RELEASE
May 11, 2006

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                         ANNOUNCES 9.2% REVENUE INCREASE
                      AND 15.1% EBITDA INCREASE FOR 1Q '06

DENVER, COLORADO, May 11, 2006. BIRNER DENTAL MANAGEMENT SERVICES, INC. (NASDAQ CAPITAL MARKET: BDMS), operators of PERFECT TEETH dental practices, announced results for the quarter ended March 31, 2006. Total dental group practice revenue increased $1.2 million, or 9.2%, to $14.6 million. Net revenue increased $772,000 to $10.1 million, or 8.2%. The Company's earnings before interest, taxes, depreciation, amortization and non cash expense associated with stock-based compensation ("EBITDA") increased $245,000, or 15.1%, to $1.9 million for the quarter ended March 31, 2006 compared to $1.6 million for the quarter ended March 31, 2005. Net income for the first quarter of 2006 was $702,000, or $.27 per share (net of $104,000 of after-tax stock-based compensation expense versus no such expense in the first quarter of 2005) compared to $700,000, or $.26 per share for the same period of 2005. Adjusted net income, which excludes the after-tax effect of the amortization of stock-based compensation, for the first quarter of 2006 was $806,000, or $.31 per share, representing a 15.2% increase in net income over the same period of 2005.

The Company opened one de novo office in the Phoenix, Arizona market in March 2006 and anticipates opening three more de novo offices in the second and third quarters of 2006.

During the first quarter of 2006, the Company reduced total debt outstanding by $698,000 and at March 31, 2006 had total debt outstanding of $2.3 million. As previously announced, on April 13, 2006, the Company purchased, in a single private transaction 54,250 shares of its common stock from three of its executive officers for $15.00 per share. This purchase, of approximately
$814,000,  was  financed  with  the  Company's  bank  line  of  credit.

In August 2005, and as previously announced, the Company's stock was split 2-for-1. All shares outstanding and per share results reported herein have been adjusted to reflect the stock split.

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. Currently, the Company manages 58 dental offices, of which 36 were acquired and 22 were de novo developments. The Company operates its dental offices under the PERFECT TEETH name.

The Company previously announced it will conduct a conference call to review quarter ended March 31, 2006 results. In addition to current operating results, the teleconference may include discussion of management's expectation of future financial and operating results. The call will be held on Thursday, May 11, 2006 at 9:00 a.m. MT. To participate in this conference call, dial in to
1-800-967-7143 and refer to "Birner Dental Management Services, Inc." approximately five minutes prior to the scheduled time. If you are unable to join us on May 11, the rebroadcast of the call will be available through May 25, 2006 at 1-888-203-1112 with pass code 6875843.
                                            -------
NON-GAAP DISCLOSURES
This press release includes certain non-GAAP financial measures with respect to total dental group practice revenue, EBITDA, adjusted net income andadjusted net income per share. The non-GAAP financial measures included in this press release may be different from, and therefore may not be comparable to, similar measures used by other companies. Please seethe last two pages of this release for more information on total dental group practice revenue, EBITDA,adjusted net income andadjusted net income per share, and the reconciliation of these financial measures to GAAP measures.

FORWARD  LOOKING  STATEMENTS

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These include statements regarding the Company's growth prospects and performance in 2006 and other future periods and equity compensation expense. These and other risks are set forth in the reports filed by the Company with the Securities and Exchange Commission.

For  Further  Information  Contact:
Birner  Dental  Management  Services,  Inc.
Dennis  Genty
Chief  Financial  Officer
(303) 691-0680




BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
                                                  Three Months Ended
                                                    March 31,
                                      ------------------------------------
                                         2005                      2006
                                      ----------               -----------
NET REVENUE: (a)                      $9,367,731               $10,140,029

DIRECT EXPENSES:
  Clinical salaries and benefits       3,486,150                 3,688,987
  Dental supplies                        533,338                   575,637
  Laboratory fees                        628,496                   641,896
  Occupancy                              960,216                 1,056,733
  Advertising and marketing              259,442                   208,954
  Depreciation and amortization          424,372                   479,775
  General and administrative             980,113                 1,190,869
                                      ----------                ----------
                                       7,272,127                 7,842,851
                                      ----------                ----------

  Contribution from dental offices     2,095,604                 2,297,178
                                      ----------                ----------

CORPORATE EXPENSES:
  General and administrative
    (includes $81,030 of equity
    compensation and $87,745 of
    stock-based compensation expense
    in the quarter ended
    March 31, 2006)                      900,488                 1,081,063
  Depreciation and amortization           36,674                    34,196
                                      ----------                ----------
  Operating income                     1,158,442                 1,181,919

  Interest expense (income), net          (7,632)                   39,620
                                      ----------                ----------
  Income from continuing operations
    before income taxes                1,166,074                 1,142,299
  Income tax expense                     466,431                   439,974
                                      ----------                ----------
  Net income                          $  699,643                $  702,325
                                      ==========                ==========
  Net income per share of
    Common Stock - Basic              $     0.29                $     0.30
                                      ==========                ==========
  Net income per share of
    Common Stock - Diluted            $     0.26                $     0.27
                                      ==========                ==========
  Cash dividends per share of
    Common Stock                      $     0.10                $     0.13
                                      ==========                ==========
Weighted average number of shares of
  Common Stock and dilutive securities:
     Basic                             2,380,196                 2,372,506
                                      ==========                ==========
     Diluted                           2,621,046                 2,584,713
                                      ==========                ==========

a) Total dental group practice revenue less amounts retained by group practices. Dental group practice revenue was $14,579,914 for


            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES

                              CONSOLIDATED BALANCE SHEETS

                                                             December 31,         March 31,
ASSETS                                                          2005                2006
                                                           -------------         -----------
                                                                 **              (Unaudited)
CURRENT ASSETS:
   Cash and cash equivalents                               $     921,742         $   820,311
   Accounts receivable, net of allowance for doubtful
      accounts of $261,031 and $251,423, respectively          3,215,369           3,685,600
   Deferred tax asset                                            160,411             189,413
   Prepaid expenses and other assets                             605,599             701,926
                                                           -------------         -----------
   Total current assets                                        4,903,121           5,397,250

   PROPERTY AND EQUIPMENT, net                                 3,939,452           4,802,901

OTHER NONCURRENT ASSETS:
   Intangible assets, net                                     13,036,652          12,856,904
   Deferred charges and other assets                             154,245             181,810
                                                           -------------         -----------
   Total assets                                            $  22,033,470         $23,238,865
                                                           =============         ===========
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                        $   2,065,076         $ 1,886,552
   Accrued expenses                                        $   1,110,526         $ 1,299,938
   Accrued payroll and related expenses                    $   1,502,877         $ 2,447,105
   Income taxes payable                                          175,259             448,056
   Current maturities of long-term debt                          145,150             134,745
                                                           -------------         -----------
   Total current liabilities                                   4,998,888           6,216,396

LONG-TERM LIABILITIES:
   Deferred tax liability, net                                   750,346             779,445
   Long-term debt, net of current maturities                   2,887,166           2,200,000
   Other long-term obligations                                   195,723             195,527
                                                           -------------         -----------
   Total liabilities                                           8,832,123           9,391,368

COMMITMENTS AND CONTINGENCIES (Note 10)

SHAREHOLDERS' EQUITY:
   Preferred Stock, no par value, 10,000,000 shares
     authorized; none outstanding                                      -                   -
   Common Stock, no par value, 20,000,000 shares
     authorized; 2,343,675 and  2,380,261 shares issued and
     outstanding, respectively                                 9,628,457           9,800,416
   Deferred equity compensation                                 (648,240)           (567,210)
   Retained earnings                                           4,221,130           4,614,291
                                                           -------------         -----------
   Total shareholders' equity                                 13,201,347          13,847,497

   Total liabilities and shareholders' equity              $  22,033,470         $23,238,865
                                                           =============         ===========

** Derived from the Company's audited consolidated balance sheet at December 31, 2005


RECONCILIATION  OF  NON-GAAP  FINANCIAL  MEASURES
=================================================
EBITDA. The Company's earnings before interest, taxes, depreciation, amortization and non cash expense associated with stock-based compensation ("EBITDA") increased $245,000, or 15.1% to $1.9 million for the three months ended March 31, 2006 compared to $1.6 million for the corresponding three month period in 2005. Although EBITDA is not a generally accepted accounting principles ("GAAP") measure of performance or liquidity, the Company believes that it may be useful to an investor in evaluating its performance. However, investors should not consider these measures in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP. In addition, because EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA can be made by adding depreciation and amortization expense - offices, depreciation and amortization expense - corporate, amortization of equity compensation, stock-based compensation related to SFAS 123(R), interest expense/(income), net and income tax expense to net income as in the table below.



                                                         Three Months Ended March 31,
                                                         ----------------------------
                                                               2005          2006
                                                          ------------   -----------
RECONCILIATION OF EBITDA:
  Net income                                                $  699,643   $  702,325
  Depreciation and amortization - Offices                      424,372      479,775
  Depreciation and amortization - Corporate                     36,674       34,196
  Amortization of equity compensation                                -       81,030
  Stock-based compensation expense related to SFAS 123 (R)           -       87,745
  Interest expense/(income), net                                (7,632)      39,620
  Income tax expense                                           466,431      439,974
                                                            ----------   ----------
EBITDA                                                      $1,619,488   $1,864,665
                                                            ==========   ==========




Total Dental Group Practice Revenue. Total dental group practice revenue is the revenue generated at the Company's offices from professional services provided to its patients. Amounts retained by group practices represent compensation expense to the dentists and hygienists and is subtracted from total dental group practice revenue to arrive at net revenue. The Company reports net revenue in its financial statements to comply with Emerging Issues Task Force Issue No. 97-2, Application of SFAS No. 94 (Consolidation of All Majority Owned
Subsidiaries) and APB Opinion No. 16 (Business Combinations) to Physician Practice Management Entities and Certain Other Entities with Contractual Management Arrangements. Although total dental group practice revenue is not a financial measure consistent with GAAP, the Company discloses total dental group practice revenue because it is a critical component for management's evaluation of office performance. However, investors should not consider this measure in isolation or as a substitute for net revenue, operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP. These non-GAAP financial measures may be different from, and therefore may not be comparable to, similar measures used by other companies.



                                              Three Months Ended
                                                   March 31,
                                           --------------------------
                                              2005           2006
                                           -----------   ------------
Total dental group practice revenue        $13,350,407   $14,579,914
Less - amounts retained by dental offices   (3,982,676)   (4,439,885)
                                           -----------   -----------
Net revenue                                $ 9,367,731   $10,140,029
                                           -----------   -----------

Adjusted Net Income and Adjusted Net Income Per Share. Adjusted net income and adjusted net income per share exclude the impact of amortization of equity compensation and stock-based compensation expense related to SFAS 123(R), net of tax. The Company's management uses adjusted net income and adjusted net income per share to monitor and evaluate operating results and trends and to gain an understanding of the comparative operating performance of the Company. The Company believes these measures enable investors to assess the Company's performance on the same basis applied by management and to ease comparisons of the Company's operating performance from period to period. However, investors should not consider this measure in isolation or as a substitute for net income or any other measure for determining the Company's operating performance that is calculated in accordance with GAAP. These adjusted financial measures may be different from and therefore may not be comparable to, similar measures used by other companies.



                                                            Three Months Ended
                                                                   March 31,
                                                           ----------------------
                                                               2005       2006
                                                           -----------  ---------
                                                               (unaudited)
                                                           ----------------------
Net Income                                                 $   699,643  $702,325
Plus:
Amortization of equity compensation and stock-based
  compensation expense related to SFAS 123(R), net of tax            -   103,769
                                                           -----------  ---------
Adjusted net income                                        $   699,643  $806,094
                                                           ===========  ========
Net income per share                                       $      0.26  $   0.27
                                                           ===========  ========
Adjusted net income per share                              $      0.26  $   0.31
                                                           ===========  ========